UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 28, 2007
                                                --------------------------------

                  Morgan Stanley Home Equity Loan Trust 2007-1
              -----------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        Delaware                  333-130694-20                13-3939229
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation of depositor)     File Number               Identification No.
                                 of issuing entity)            of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Registrant's telephone number, including area code   (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On February 28, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley Home Equity Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, Wells Fargo Bank, National Association, as a servicer and custodian, First NLC Financial Services, LLC, as responsible party and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $660,889,000 were sold to Morgan Stanley & Co. Incorporated ("MS&Co") and Countrywide Securities Corporation (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of February 27, 2007, by and between the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to MS&Co. on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated February 27, 2007, among the Depositor and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Depositor, as depositor, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, Wells Fargo Bank, National Association, as a servicer and custodian, First NLC Financial Services, LLC, as responsible party and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, by and between First NLC Financial Services, LLC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, and the Eighth Amended and Restated Mortgage Loan Purchase and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Accredited Home Lenders, Inc. and the Sponsor (included as Exhibit Q to
                  Exhibit 4).

Exhibit 10.3 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, by and between Wilmington Finance Inc. and the Sponsor (included as Exhibit R to Exhibit 4).

Exhibit 10.4 The Second Amended and Restated Interim Servicing Agreement, dated as of November 1, 2006, and the Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006, by and between Fremont Investment & Loan (included as Exhibit S to Exhibit 4).

Exhibit 10.5 ISDA Master Agreement, dated as of February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.6 Schedule to the Master Agreement, dated as of February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.7 Credit Support Annex, dated February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.8 Confirmation, dated February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.9 Guarantee, dated February 28, 2007, by Morgan Stanley (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.10 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.11 Representations and Warranties Agreement, dated as of February 28, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 14, 2007                         MORGAN STANLEY ABS CAPITAL I
                                             INC.


                                             By:/s/Steven Shapiro
                                                --------------------------------
                                             Name:   Steven Shapiro
                                             Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------

1                                                                    (E)
                   Underwriting Agreement, dated
                   February 27, 2007, among the
                   Depositor and the Underwriters.

4                  Pooling and Servicing Agreement,                  (E)
                   dated as of February 1, 2007, by
                   and among the Depositor, as
                   depositor, Countrywide Home Loans
                   Servicing LP, as a servicer,
                   Saxon Mortgage Services, Inc., as
                   a servicer, Wells Fargo Bank,
                   National Association, as a
                   servicer and custodian, First NLC
                   Financial Services, LLC, as
                   responsible party and Deutsche
                   Bank National Trust Company, as
                   trustee.

10.1               The Second Amended and Restated                   (E)
                   Mortgage Loan Purchase and
                   Warranties Agreement, dated as of
                   March 1, 2006, by and between
                   First NLC Financial Services, LLC
                   and the Sponsor (included as
                   Exhibit O to Exhibit 4).

10.2               The Fifth Amended and Restated                    (E)
                   Mortgage Loan Purchase and
                   Warranties Agreement, dated as of
                   December 1, 2005, and the Eighth
                   Amended and Restated Mortgage
                   Loan Purchase and Restated
                   Mortgage Loan Purchase and
                   Warranties Agreement, dated as of
                   August 1, 2006, by and between
                   Accredited Home Lenders, Inc. and
                   the Sponsor (included as Exhibit
                   Q to Exhibit 4).

10.3               The Fourth Amended and Restated                   (E)
                   Mortgage Loan Purchase and
                   Warranties Agreement, dated as of
                   July 1, 2006, by and between
                   Wilmington Finance Inc. and the
                   Sponsor (included as Exhibit R to
                   Exhibit 4).

10.4               The Second Amended and Restated                   (E)
                   Interim Servicing Agreement,
                   dated as of November 1, 2006, and
                   the Second Amended and Restated
                   Mortgage Loan Purchase and
                   Warranties Agreement, dated as of
                   November 1, 2006, by and between
                   Fremont Investment & Loan
                   (included as Exhibit S to Exhibit 4).

10.5               ISDA Master Agreement, dated as                   (E)
                   of February 28, 2007, by and
                   between Morgan Stanley Capital
                   Services Inc., the swap provider,
                   and Deutsche Bank, National Trust
                   Company, a national banking
                   association, as Trustee (included
                   as part of Exhibit Y to Exhibit 4).

10.6               Schedule to the Master Agreement,                 (E)
                   dated as of February 28, 2007, by
                   and between Morgan Stanley
                   Capital Services Inc., the swap
                   provider, and Deutsche Bank,
                   National Trust Company, a
                   national banking association, as
                   Trustee (included as part of
                   Exhibit Y to Exhibit 4).

10.7               Credit Support Annex, dated                       (E)
                   February 28, 2007, by and between
                   Morgan Stanley Capital Services
                   Inc., the swap provider, and
                   Deutsche Bank, National Trust
                   Company, a national banking
                   association, as Trustee (included
                   as part of Exhibit Y to Exhibit 4).

10.8               Confirmation, dated February 28,                  (E)
                   2007, by and between Morgan
                   Stanley Capital Services Inc.,
                   the swap provider, and Deutsche
                   Bank, National Trust Company, a
                   national banking association, as
                   Trustee (included as part of
                   Exhibit Y to Exhibit 4).

10.9               Guarantee, dated February 28,                     (E)
                   2007, by Morgan Stanley (included
                   as part of Exhibit Y to Exhibit 4).

10.10              Countrywide Amendment Regulation                  (E)
                   AB, dated as of January 26, 2006,
                   by and among Countrywide Home
                   Loans, Inc., Countrywide Home
                   Loans Servicing LP and the
                   Sponsor (included as part of
                   Exhibit BB to Exhibit 4).

10.11              Representations and Warranties                    (E)
                   Agreement, dated as of February
                   28, 2007, by and between the
                   Depositor and the Sponsor
                   (included as part of Exhibit CC
                   to Exhibit 4).